Exhibit 23.3



                          INDEPENDENT AUDITORS' CONSENT




To:      The Board of Directors
         Computer Management Sciences, Inc.


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                   /s/ Dellinger & Deese, LLP
                                                   Dellinger & Deese, LLP

Charlotte, North Carolina
July 25, 1997